Exhibit 99.1

Resignation

Roger D. Williams

511 Center Avenue

Dickson, Tennessee  37055-2415

November 17, 2009

David Steward

Chairman & CEO

Wentworth Energy, Inc.

800 North Church Street, Suite #C

Palestine, Texas  75801

Dear David:

For a number of personal reasons, I hereby resign as a director of Wentworth Energy, Inc. It has been a pleasure serving with you and the rest of my fellow directors.  Please convey my thanks to the rest of the board for their support and encouragement.

Sincerely,

/s/ Roger D. Williams

Roger D. Williams